Exhibit 10.1

AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT
THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT (the “Amendment No. 1”), is entered into on, and effective as of, June 1, 2013, among Tesoro Corporation, a Delaware corporation (“Tesoro”), on behalf of itself and the other Tesoro Entities (as defined in the Second Omnibus Agreement, as defined below), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company and successor by conversion of Tesoro Refining and Marketing Company, Tesoro Companies, Inc., a Delaware corporation, Tesoro Alaska Company, a Delaware company, Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), and Tesoro Logistics GP, LLC, a Delaware limited liability company. The above-named entities are sometimes referred to in this Amendment No. 1 as “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties executed that certain Second Amended and Restated Omnibus Agreement dated as of November 15, 2012 (the “Second Omnibus Agreement”); and
WHEREAS, the Parties desire to amend the Second Omnibus Agreement to clarify the payment of certain fees and expenses between the Parties.
NOW, THEREFORE, in consideration of the premises, and the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    The phrase “Tesoro Refining and Marketing Company, a Delaware corporation (“Tesoro Refining and Marketing”)” in the preamble of the Second Omnibus Agreement is hereby amended to read as follows: “Tesoro Refining & Marketing Company LLC, a Delaware limited liability company and successor by conversion of Tesoro Refining and Marketing Company, a Delaware corporation (“Tesoro Refining & Marketing Company”)”. All references to the defined term “Tesoro Refining and Marketing” in the Second Omnibus Agreement are hereby replaced with the defined term “Tesoro Refining & Marketing.”
2.    The second sentence of Section 4.1(a) of the Second Omnibus Agreement is hereby amended to read as follows: “As consideration for such services, the Partnership will pay Tesoro an administrative fee per year in the amount set forth in Schedule VIII to this Agreement (the “Administrative Fee”), payable in equal monthly installments on or before the tenth business day of each month, commencing in the first month following the Closing Date.”
3.    Section 5.1(b) of the Second Omnibus Agreement is hereby amended and restated in its entirety to read as follows: “expenses incurred by the Partnership Group for repairs and maintenance to storage tanks and pipelines included as part of the Assets and expenses that are made solely in order to comply with current minimum standards under (i) the U.S. Department of Transportation’s Pipeline Integrity Management Rule 49 CFR 195.452 and (ii) American Petroleum Institute (API) Standard 653 for Aboveground Storage Tanks, but only if and to the extent that such repairs and maintenance are identified before, during or as a result of the first scheduled API 653 inspections or pipeline inspections or tests that occur after the Closing Date, and this clause (b) shall apply only to the Initial Contribution Agreement, the Amorco Contribution Agreement and the Long Beach Contribution Agreement, all listed on Schedule VII; and”
4.    The title of Schedule VIII to the Second Omnibus Agreement is hereby amended to read as follows: “Administrative Fee and Indemnification Deductibles.”
5.    Other than as set forth above, the Second Omnibus Agreement shall remain in full force and effect as written.
6.    This Amendment No. 1 shall be governed by and shall be construed in accordance with the laws of the State of Texas.
7.    This Amendment No. 1 may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment No. 1 by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment No. 1 effective as of the date first written above.

TESORO CORPORATION

By:	/s/ GREGORY J. GOFF
Gregory J. Goff
President

TESORO REFINING & MARKETING COMPANY LLC

By:	/s/ GREGORY J. GOFF
Gregory J. Goff
President

TESORO COMPANIES, INC.

By:	/s/ GREGORY J. GOFF
Gregory J. Goff
President

TESORO ALASKA COMPANY

By:	/s/ GREGORY J. GOFF
Gregory J. Goff
President

Signature Page 1 to Amendment No. 1 to
Second Amended and Restated Omnibus Agreement

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC, its
general partner

By:	/s/ PHILLIP M. ANDERSON
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ PHILLIP M. ANDERSON
Phillip M. Anderson
President

Signature Page 2 to Amendment No. 1 to
Second Amended and Restated Omnibus Agreement